UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3255

Panorama Series Fund, Inc.

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 9/28/2012

Item 1. Schedule of Investments.

Oppenheimer International Growth Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Common Stocks–96.6%
Consumer Discretionary–16.8%
Automobiles–0.5%
Bayerische Motoren Werke (BMW) AG	27,822	$2,034,684
Diversified Consumer Services–1.8%
Benesse Holdings, Inc.	67,725	3,280,375
Dignity plc	215,501	3,175,427
MegaStudy Co. Ltd.	7,297	485,843
Zee Learn Ltd.[1]	94,200	48,221

		6,989,866
Hotels, Restaurants & Leisure–5.0%
Carnival Corp.	164,120	5,980,533
Ctrip.com International Ltd., ADR[1]	80,550	1,359,684
Domino’s Pizza UK & IRL plc	552,160	4,734,558
William Hill plc	1,497,832	7,662,460

		19,737,235
Household Durables–0.6%
SEB SA	37,018	2,564,973
Internet & Catalog Retail–0.5%
Yoox SpA[1]	140,941	1,803,917
Leisure Equipment & Products–0.2%
Nintendo Co. Ltd.	6,700	842,501
Media–2.1%
Grupo Televisa SA, Sponsored GDR	65,050	1,529,326
SES, FDR	78,240	2,127,978
Virgin Media, Inc.	97,040	2,856,858
Zee Entertainment Enterprises Ltd.	518,087	1,919,314

		8,433,476
Multiline Retail–0.7%
Pinault-Printemps-Redoute SA	17,020	2,619,545
Specialty Retail–2.3%
Hennes & Mauritz AB, Cl. B	40,719	1,414,577
Industria de Diseno Textil SA	62,018	7,701,045

		9,115,622
Textiles, Apparel & Luxury Goods–3.1%
Burberry Group plc	177,382	2,880,231
Compagnie Financiere Richemont SA, Cl. A	26,747	1,603,967
Luxottica Group SpA	100,797	3,565,938
LVMH Moet Hennessy Louis Vuitton SA	19,300	2,910,499
Swatch Group AG (The), Cl. B	3,739	1,491,624

		12,452,259
Consumer Staples–12.1%
Beverages–4.8%
C&C Group plc	911,316	4,336,533
Diageo plc	196,640	5,523,524
Heineken NV	83,964	5,005,384
Pernod-Ricard SA	38,030	4,266,878

		19,132,319

1	Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Food & Staples Retailing–1.9%
Shoppers Drug Mart Corp.	137,466	$5,723,206
Woolworths Ltd.	68,937	2,056,583

		7,779,789
Food Products–4.0%
Aryzta AG	105,403	5,054,413
Barry Callebaut AG	4,111	3,813,767
Nestle SA	24,268	1,530,135
Unilever plc	145,617	5,295,420

		15,693,735
Household Products–1.0%
Reckitt Benckiser Group plc	66,694	3,839,426
Personal Products–0.4%
L’Oreal SA	11,910	1,473,254
Energy–3.8%
Energy Equipment & Services–2.3%
Saipem SpA	60,165	2,898,577
Schoeller-Bleckmann Oilfield Equipment AG	22,796	2,366,369
Technip SA	35,540	3,965,537

		9,230,483
Oil, Gas & Consumable Fuels–1.5%
BG Group plc	248,200	5,025,843
Cairn Energy plc	181,996	808,486
Tsakos Energy Navigation Ltd.	13,360	69,205

		5,903,534
Financials–4.4%
Capital Markets–2.4%
BinckBank NV	234,963	1,728,602
ICAP plc	845,519	4,398,026
Tullett Prebon plc	668,230	3,215,601

		9,342,229
Commercial Banks–0.8%
ICICI Bank Ltd., Sponsored ADR	80,265	3,221,837
Insurance–1.0%
Prudential plc	299,670	3,878,526
Thrifts & Mortgage Finance–0.2%
Housing Development Finance Corp. Ltd.	50,312	735,245
Health Care–10.2%
Biotechnology–3.6%
CSL Ltd.	132,100	6,283,423
Grifols SA1	226,418	7,477,631
Grifols SA, Cl. B1	21,219	479,907
MEI Pharma, Inc.[1]	139,468	66,945
MEI Pharma, Inc., Legend Shares[1,2]	7,500	3,600

		14,311,506
Health Care Equipment & Supplies–3.3%
DiaSorin SpA	71,739	2,498,300
Essilor International SA	41,000	3,839,305

2	Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Health Care Equipment & Supplies Continued
Sonova Holding AG	27,176	$2,746,495
Straumann Holding AG	3,769	501,331
William Demant Holding AS1	36,014	3,228,007

		12,813,438
Health Care Providers & Services–1.1%
Sonic Healthcare Ltd.	309,158	4,345,350
Health Care Technology–0.3%
Compugroup Medical AG	55,290	1,016,731
Ortivus AB, Cl. B1	279,600	177,921

		1,194,652
Life Sciences Tools & Services–0.0%
Tyrian Diagnostics Ltd.[1]	18,631,396	28,990
Pharmaceuticals–1.9%
BTG plc[1]	177,584	925,099
Novogen Ltd.[1]	1,067,571	79,732
Roche Holding AG	35,194	6,574,786

		7,579,617
Industrials–23.8%
Aerospace & Defense–1.7%
Embraer SA	522,026	3,504,636
European Aeronautic Defense & Space Co.	102,970	3,273,568

		6,778,204
Commercial Services & Supplies–2.4%
Aggreko plc	95,650	3,572,569
De La Rue plc	109,060	1,784,000
Edenred	41,890	1,177,009
Prosegur, Compania de Seguridad SA	641,882	2,936,467

		9,470,045
Construction & Engineering–2.4%
Koninklijke Boskalis Westminster NV	102,910	3,720,037
Leighton Holdings Ltd.	114,680	1,964,812
Outotec OYJ	25,938	1,238,319
Trevi Finanziaria Industriale SpA	408,836	2,645,804

		9,568,972
Electrical Equipment–4.4%
ABB Ltd.	165,007	3,094,868
Alstom	57,290	2,016,417
Ceres Power Holdings plc[1]	828,462	163,881
Legrand SA	115,100	4,338,178
Nidec Corp.	59,200	4,331,522
Schneider Electric SA	57,300	3,403,358

		17,348,224
Industrial Conglomerates–0.6%
Siemens AG	23,594	2,353,094
Machinery–4.0%
Aalberts Industries NV	390,814	7,038,029
Atlas Copco AB, Cl. A	85,637	2,006,286

3	Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Machinery Continued
Fanuc Ltd.	17,200	$2,772,629
Vallourec SA	5,886	249,227
Weir Group plc (The)	126,190	3,614,019

		15,680,190
Professional Services–2.6%
Experian plc	606,101	10,071,179
Trading Companies & Distributors–4.8%
Brenntag AG	46,500	5,951,579
Bunzl plc	431,768	7,732,180
Wolseley plc	123,907	5,286,261

		18,970,020
Transportation Infrastructure–0.9%
Koninklijke Vopak NV	53,021	3,722,876
Information Technology–16.2%
Communications Equipment–1.5%
Telefonaktiebolaget LM Ericsson, B Shares	653,855	5,957,438
Computers & Peripherals–1.4%
Gemalto NV	65,100	5,726,304
Electronic Equipment, Instruments & Components–3.4%
Hoya Corp.	226,493	4,977,390
Ibiden Co. Ltd.	35,021	512,032
Keyence Corp.	15,706	4,012,295
Omron Corp.	80,786	1,552,781
Phoenix Mecano AG	4,632	2,228,581

		13,283,079
Internet Software & Services–2.2%
Telecity Group plc	329,690	4,767,507
United Internet AG	200,188	4,082,582

		8,850,089
IT Services–0.3%
Infosys Ltd.	22,796	1,091,152
Semiconductors & Semiconductor Equipment–0.9%
ARM Holdings plc	388,480	3,622,539
Software–6.5%
Aveva Group plc	65,837	2,091,194
Dassault Systemes SA	52,400	5,505,441
Sage Group plc (The)	723,210	3,660,019
SAP AG	145,991	10,338,950
Temenos Group AG1	264,835	3,968,234

		25,563,838
Materials–4.8%
Chemicals–2.5%
Filtrona plc	750,790	6,243,752
Orica Ltd.	47,400	1,218,209
Sika AG	1,265	2,579,766

		10,041,727
Construction Materials–2.0%
James Hardie Industries SE, CDI	885,200	7,953,014

4	Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Metals & Mining–0.3%
Rio Tinto plc	22,173	$1,036,510
Telecommunication Services–3.8%
Diversified Telecommunication Services–3.8%
BT Group plc	3,017,376	11,240,794
Inmarsat plc	400,860	3,819,132

		15,059,926
Utilities–0.7%
Energy Traders–0.7%
APR Energy plc	217,590	2,935,652

Total Common Stocks (Cost $261,538,970)		382,182,080

	Units
Rights, Warrants and Certificates–0.0%
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/11/17[1]	151,357	28,198
Tyrian Diagnostics Ltd. Rts., Strike Price 0.012AUD, Exp. 12/20/13[1]	1,863,139	966

Total Rights, Warrants and Certificates (Cost $35,548)		29,164

	Shares
Investment Company–3.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[3,4] (Cost $12,028,520)	12,028,520	12,028,520
Total Investments, at Value (Cost $273,603,038)	99.7%	394,239,764
Other Assets Net of Liabilities	0.3	1,319,889

Net Assets	100.0%	$395,559,653

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

AUD           Australian Dollar

*	September 28, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.
1.	Non-income producing security.
2.	Restricted security. The aggregate value of restricted securities as of September 28, 2012 was $3,600, which represents less than 0.005% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Depreciation
MEI Pharma, Inc., Legend Shares (formerly Marshall Edwards, Inc., Legend Shares)	8/3/07	$225,000	$3,600	$221,400

5	Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011 [a]	Gross Additions	Gross Reductions	Shares September 28, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	15,871,445	104,329,896	108,172,821	12,028,520

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$12,028,520	$19,037

a.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See accompanying Notes.
4.	Rate shown is the 7-day yield as of September 28, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$111,896,126	28.4%
France	49,457,471	12.6
Switzerland	35,187,967	8.9
Germany	25,777,620	6.5
Japan	22,281,525	5.7
The Netherlands	21,214,928	5.4
United States	20,964,654	5.3
Spain	18,595,050	4.7
Australia	17,014,575	4.3
Italy	13,412,536	3.4
Ireland	12,289,547	3.1
Jersey, Channel Islands	10,071,179	2.6
Sweden	9,556,222	2.4
India	7,015,769	1.8
Canada	5,723,206	1.5
Brazil	3,504,636	0.9
Denmark	3,228,007	0.8
Austria	2,366,369	0.6
Mexico	1,529,326	0.4
China	1,359,684	0.3
Finland	1,238,319	0.3
Korea, Republic of South	485,843	0.1
Bermuda	69,205	0.0

Total	$394,239,764	100.0%

Foreign Currency Exchange Contracts as of September 28, 2012 are as follows:

Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America
Euro (EUR)	Sell	180	EUR	10/2/12	$231,263	$760	$—
JPMorgan Chase
British Pound Sterling (GBP)	Buy	34	GBP	10/2/12	55,664	—	252
Nomura Securities
Euro (EUR)	Sell	60	EUR	10/2/12	77,701	67	—

Total unrealized appreciation and depreciation						$827	$252

6	Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

Notes to Statement of Investments

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

7	Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those

8	Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$57,341,302	$9,252,776	$—	$66,594,078
Consumer Staples	47,918,523	—	—	47,918,523
Energy	3,244,060	11,889,957	—	15,134,017
Financials	12,779,811	4,398,026	—	17,177,837
Health Care	33,919,585	6,353,968	—	40,273,553
Industrials	66,762,192	27,200,612	—	93,962,804
Information Technology	51,400,219	12,694,220	—	64,094,439
Materials	8,823,518	10,207,733	—	19,031,251
Telecommunication Services	15,059,926	—	—	15,059,926
Utilities	2,935,652	—	—	2,935,652
Rights, Warrants and Certificates	—	29,164	—	29,164
Investment Company	12,028,520	—	—	12,028,520

Total Investments, at Value	312,213,308	82,026,456	—	394,239,764
Other Financial Instruments:
Foreign currency exchange contracts	—	827	—	827

Total Assets	$312,213,308	$82,027,283	$—	$394,240,591

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(252)	$—	$(252)

Total Liabilities	$—	$(252)	$—	$(252)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

9	Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1 **	Transfers into Level 2 **	Transfers out of Level 2 *
Assets Table
Common Stocks
Consumer Discretionary	$11,327,850	$(3,687,759)	$3,687,759	$(11,327,850)
Energy	—	(6,961,167)	6,961,167	—
Financials	4,441,379	(5,730,643)	5,730,643	(4,441,379)
Health Care	1,198,121	(5,482,198)	5,482,198	(1,198,121)
Industrials	26,738,841	(1,629,591)	1,629,591	(26,738,841)
Information Technology	17,270,612	(9,068,842)	9,068,842	(17,270,612)
Materials	5,825,971	(10,358,468)	10,358,468	(5,825,971)
Telecommunication Services	12,467,527	—	—	(12,467,527)

Total Assets	$79,270,301	$(42,918,668)	$42,918,668	$(79,270,301)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets the close of the securities’ respective exchanges.
**	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

10	Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 28, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $827, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

11	Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended September 28, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $685,017 and $2,055,473, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Restricted Securities

As of September 28, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$281,045,293

Gross unrealized appreciation	$129,953,433
Gross unrealized depreciation	(16,757,526)

Net unrealized appreciation	$113,195,907

12	Oppenheimer International Growth Fund/VA

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/28/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Panorama Series Fund, Inc.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/12/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/12/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/12/2012